May 1, 2004


PROSPECTUS

BURNHAM FUND

BURNHAM FINANCIAL SERVICES FUND

BURNHAM FINANCIAL INDUSTRIES FUND

                           THE BURNHAM FAMILY OF FUNDS

BURNHAM MONEY MARKET FUND

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove these shares or say whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                         [BURNHAM FINANCIAL GROUP LOGO]

[LOGO]

                                TABLE OF CONTENTS

      THE FUNDS

      Profiles of the principal strategies and risks of each fund

          Burnham Fund.................................................2

          Burnham Financial Services Fund..............................6

          Burnham Financial Industries Fund............................12

          Burnham Money Market Fund....................................18

          Burnham U.S. Government Money Market Fund....................22

      THE INVESTMENT ADVISER...........................................26

      YOUR ACCOUNT
      Instructions and information on investing in the funds

          Choosing A Share Class.......................................28

          How To Buy Shares............................................32

          How To Exchange And Redeem Shares............................33

          Transaction Policies.........................................34

          Tax Considerations And Distributions.........................37

      FINANCIAL HIGHLIGHTS
      Fund Performance Data

          Burnham Fund.................................................39

          Burnham Financial Services Fund..............................40

          Burnham Money Market Fund....................................41

          Burnham U.S. Government Money Market Fund....................42

      WHERE TO GET MORE INFORMATION ...........................BACK COVER


                        Each of the Burnham funds has its
                      own risk profile, so be sure to read
                        this prospectus carefully before
                         investing in any of the funds.

                       Mutual funds are not bank accounts
                           and are neither insured nor
                       guaranteed by the FDIC or any other
                       government agency. An investment in
                       any mutual fund entails the risk of
                                  losing money.

THE BURNHAM FAMILY OF FUNDS


Burnham Asset Management (the "adviser") was founded in 1989 and as of March 31, 2004, together with the Burnham Securities Inc. (the "distributor"), manages approximately $4 billion in assets for investors.


The Burnham family of funds offers great flexibility to investors. All the funds share Burnham's fundamental philosophy of prudent investment and risk management through all phases of the economic cycle.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or the distributor. This prospectus and the related SAI do not constitute an offer by the funds or by the distributor to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.


Effective July 1, 2004, Class B shares of each fund will no longer be offered to new investors. Current holders of Class B shares of the Burnham Fund and the Burnham Financial Services Fund may continue to reinvest dividends in additional Class B shares of their fund. Class C shares of the Burnham Financial Services Fund are not currently being offered.

The Burnham Financial Services Fund closed to most new investors effective as of the close of business on February 13, 2004. In addition, the fund does not accept exchanges from other Burnham funds after that date. The closing is intended to promote long-term investments in the fund, thereby contributing to a more stable asset base and the continued efficient management of the fund. This decision was made after considering the current size of the fund (approximately $325 million at January 23, 2004) and the availability of stocks of smaller and mid-sized companies that meet the fund's investment criteria.

Investors who are not eligible to purchase shares of the Burnham Financial Services Fund may wish to consider investing in shares of the Burnham Financial Industries Fund. These two funds are managed by the same portfolio manager. The Financial Services Fund invests primarily in financial services companies with market capitalizations of less than $8 billion. The Financial Industries Fund invests primarily in financial services companies without regard to market capitalization. Accordingly, the average market capitalization of the Financial Industries Fund's portfolio is expected to be higher than the average market capitalization of the Financial Services Fund. Please see each fund's description in this prospectus.

The Burnham Financial Services Fund may continue to accept investments from the following persons or entities, who may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted:

     o Current investors in the fund;

     o Employer-sponsored retirement accounts (such as plans qualified under Sections 401, 403 and 457 of the Internal Revenue Code) for which the fund is currently an investment selection. Rollover and transfer IRAs from these plans can be used to open new accounts;

     o Employees, officers, directors and/or trustees of Burnham Financial Group, Burnham Investors Trust and its subadvisers and their immediate family members; and

     o Fee based financial advisors that had existing positions in the Fund or had the Fund as part of an asset allocation model prior to February 13, 2004 may continue to make purchases for new and existing accounts.

Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above. The fund reserves the right to:
(i) make additional exceptions that, in its judgment, do not adversely affect its management's ability to manage the fund; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the fund; and (iii) close and re-open the fund to new or existing shareholders at any time.

                                  BURNHAM FUND


TICKER SYMBOL     BURHX (CLASS A)
                  BURIX (CLASS B)
                  BURJX (CLASS C)


[GRAPHIC OMITTED]

PORTFOLIO MANAGER

Jon M. Burnham has had primary day-to-day responsibility for the fund's portfolio since 1995. Mr. Burnham is President, Chief Executive Officer and Chairman of the Board of Trustees of the funds and the Chairman and Chief Executive Officer of the adviser and distributor.

IS THIS FUND FOR YOU?

Burnham Fund is best suited for investors who:

- Want the relative stability of investments in large-capitalization companies with some of the growth opportunities of smaller companies

- Seek capital growth with a focus on risk management

- Are investing for the long-term

The fund may not be appropriate for investors who:

- Are worried about the possibility of sharp price swings and market declines

- Are interested in earning current income

- Are not investing for the long-term

THE FUND SEEKS CAPITAL APPRECIATION, MAINLY LONG-TERM. INCOME IS GENERALLY OF LESSER IMPORTANCE, MEANING THAT IT IS A SECONDARY GOAL.

MAIN STRATEGIES

The fund pursues its goals by investing in a diverse portfolio of common stocks. The fund will invest predominately in large-capitalization companies.

HOW THE FUND SELECTS SECURITIES

In managing the fund's stock portfolio, the manager first uses sector research, which focuses on selecting the industries the fund will invest in (top-down research). The fund seeks to reduce risk by diversifying across many different industries and economic sectors. In the past, the fund has tended to favor the following sectors:

- Consumer Discretionary

- Consumer Staples

- Energy

- Financial Services

- Health Care

- Information Technology

The fund may emphasize different sectors in the future.

In selecting individual stocks, the manager looks for companies that appear to have the following characteristics:

- Potential for sustained operating and revenue growth of at least 10% per year

- Product leadership and strong management teams that focus on enhancing shareholder value

- Companies with histories of paying regular dividends

- Securities that appear undervalued by the market or that seem to be poised to benefit from restructuring or similar business changes

Although the fund typically favors large "blue-chip" companies, it will consider opportunities in medium- and small-capitalization companies that meet its selection criteria.

OTHER INVESTMENTS

The fund may also invest in debt securities of any maturity, duration or credit quality (including junk bonds) from any government or corporate issuer. The fund generally invests in short to medium-term corporate bonds and maintains an average portfolio credit rating of A.

The fund may invest without limit in U.S. dollar-denominated securities of non-U.S. companies but only up to 15% of its total assets in non-dollar denominated securities of non-U.S. companies. The fund may make limited investments in derivative instruments. Derivatives are a type of investment whose value is based on other securities or market indices.

Under normal conditions, the fund intends to remain fully invested. In extraordinary conditions, the fund may invest extensively in cash or short-term investment grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.

The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market instruments. The fund may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the fund can terminate the loan at any time.

MAIN RISKS

The main risk of this fund is a downturn in the stock market, and particularly in stocks of large-capitalization companies. The fund's investments in debt securities will generally fall in value when interest rates rise.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

- Any of the categories of securities that the fund emphasizes--large-capitalization stocks or particular sectors--could fall out of favor with the market.

- Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

- The fund's management strategy or securities selection methods could prove less successful than anticipated.


- Investments in derivatives could magnify any of the fund's gains or losses.


- A bond issuer could be downgraded in credit rating or go into default. The risk of default and the price volatility associated with it are greater for junk bonds.

- If any of the fund's bonds are redeemed substantially earlier or later than expected, performance could suffer.


SECURITIES OF NON-U.S. COMPANIES. Investing in securities of non-U.S. companies, including depositary receipts of non-U.S. companies, typically involves more risks than investing in securities of U.S. companies. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price. These may include:

     - Unfavorable changes in currency exchange rates
     - Negative political and economic developments
     - Trading practices
     - Limited availability of information

     - Limited markets

These risks are magnified for foreign investments in less developed countries, sometimes referred to as emerging markets. These countries are more likely to experience higher levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.

FINANCIAL SERVICES SECTOR CONCENTRATION RISK. The fund may hold a large concentration of investments within the financial services industry. Accordingly, the fund could be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:

     - changes in economic conditions and interest rates
     - companies in the financial services sector may fall out of favor
     - concentration of investments may increase the volatility of the value of the fund's investments

If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

DEFINITION OF
LARGE-CAPITALIZATION STOCKS

Large-capitalization stocks (commonly known as "blue-chip") are usually issued by well-established companies. These companies maintain a sound financial base and offer a variety of product lines and businesses. As compared with smaller-capitalization companies, securities of large companies historically have involved less market risk and lower long-term market returns. Their stock prices tend to rise and fall less dramatically than those of smaller-capitalization companies.


This fund considers a stock to be a large-capitalization stock if its total market capitalization (the value of all of its outstanding shares) is $8 billion or more.


PAST PERFORMANCE

The chart and table below describe the fund's performance history, as represented by the performance of Class A. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for the last ten years. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied. The returns in the chart do not include the effect of Class A's front-end sales changes These figures would be lower if they reflected sales charges.

RETURN FOR CLASS A SHARES

                           [PERFORMANCE GRAPH OMITTED]

    1994     1995    1996    1997    1998     1999    2000     2001      2002      2003
   (1.77)%  24.45%  17.60%  24.74%  22.08%   32.71%   2.07%   (14.26)%  (23.14)%  21.60%

BEST QUARTER:  22.82% IN 4TH QUARTER OF 1999
WORST QUARTER:  (14.97)% IN 3RD QUARTER OF 2002


AVERAGE ANNUAL RETURNS


The table presents the fund's average annual returns over 1, 5 and 10 years for each share class (other than Class C the offering, which commenced on May 3, 2004) along with those of recognized U.S. common stock and bond indices. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.

For the following periods ending 12/31/2003      1 year      5 years    10 years

CLASS A SHARES

     Return Before Taxes                           15.53%      0.62%     8.49%

     Return After Taxes on Distributions(1)(2)     14.60%     (0.97)%    6.23%

     Return After Taxes on Distributions
     and Sale of Fund Shares(1)(2)(3)              10.35%     (0.03)%    6.14%

CLASS B SHARES

     Return Before Taxes(4)                        16.67%       0.67%     8.25%

Standard & Poor's 500 INDEX                        28.68%      (0.57)%   11.07%
(reflects no deduction of fees, expenses or taxes)

Morningstar Large Cap Blend Average                26.77%      (0.15)%   9.54%
(reflects no deduction of fees, expenses and taxes)

The Standard & Poor's 500 Index ("S&P 500 Index") includes the common stocks of 500 large U.S. companies. The Morningstar Large Cap Blend category consists of equity mutual funds that invest primarily in large U.S. companies whose earnings are expected to increase. The Morningstar Large Cap Blend category and S&P 500 Index performance are shown for comparative purposes. Both are unmanaged.


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

(3) Where the return after taxes on distributions and sale of fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(4) The after-tax returns are shown only for Class A shares; after-tax returns for Class B and Class C shares will vary.

FEES AND EXPENSES

The table below describes the fees and expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL CLASS OPERATING EXPENSES come out of class assets, and are reflected in the fund's total return. The annual class operating expenses provided below for Class C are based on historical expenses of Class A, adjusted to reflect current Class C fees.

FEE TABLE

--------------------------------------------------------------------------------

                                                        Class A     Class B   Class C

SHAREHOLDER FEES
     fees paid directly from your investment

Maximum front-end sales charge (load)                   5.00%(1)     NONE       NONE
        % of offering price

Maximum contingent deferred sales charge                NONE(2)      5.00%(3)   1.00%(4)
        % of offering price or the amount you
        receive when you sell shares, whichever is less

Maximum short-term redemption fee(5)                    2.00%        2.00%      2.00%
          % of redemption proceeds

ANNUAL CLASS OPERATING EXPENSES
         expenses that are deducted from class assets

Management fees                                         0.60%        0.60%      0.60%
Distribution (12b-1) fees(6)                            0.25%        1.00%      1.00%
Other expenses(7)                                       0.54%        0.54%%     0.54%
------------------------------------------------------------------------------------
TOTAL ANNUAL CLASS OPERATING EXPENSES(7)                1.39%        2.14%      2.14%

(1) Lower front-end sales charges for Class A may be available for purchase in excess of $50,000.

(2) Certain purchase of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge if redeemed within 2 years after purchase. See "Choosing a Share Class" below.

(3) Declines over 6 years from 5.00% to 0%.

(4) On Class C shares redeemed less than 1 year after purchase.

(5) The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

(6) Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(7) The adviser currently intends to waive and or reimburse certain expenses to the extent required to reduce such expenses to 1.39%, 2.14% and 2.14% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. The adviser currently intends to waive its fees and/or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 days' notice.

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions
- This example does not give effect to the fee waiver


                                    1 year      3 years     5 years     10 years
--------------------------------------------------------------------------------
Class A                             $634        $918        $1,222       $2,085
Class B with redemption             $617        $970        $1,249       $2,281
Class B without redemption          $217        $670        $1,149       $2,281
Class C with redemption             $317        $670        $1,149       $2,476
Class C without redemption          $217        $670        $1,149       $2,476


Because actual returns and expenses may be different, this example is for comparison purposes only. The 10 year figures for Class B shares assume the conversion to Class A shares after eight years.

UNDERSTANDING SHAREHOLDER FEES

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first few years of ownership. Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 60 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its shareholders for the costs associated with short-term investors.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program.

RULE 12B-1 FEES

Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

                         BURNHAM FINANCIAL SERVICES FUND

This fund is closed to most new investors. See page 1.


TICKER SYMBOL     BURKX (CLASS A)
                  BURMX (CLASS B)


SUBADVISER


Mendon Capital Advisors Corp. is a registered investment adviser incorporated in the State of Delaware. The subadviser has been providing investment advisory services focused in the financial services industry to private investment companies since 1996 and has served as the fund's investment subadviser since its inception in 1999.


[GRAPHIC OMITTED]

PORTFOLIO MANAGER

Anton Schutz has had the primary day-to-day responsibility for the fund's portfolio since its inception. Mr. Schutz is the President of Mendon Capital Advisors Corp.


IS THIS FUND FOR YOU?

Burnham Financial Services Fund is best suited for investors who:


- Are investing for the long-term

- Believe that the financial services sector offers attractive long-term growth opportunities

- Wish to increase their exposure to small and medium capitalization companies within the financial services sector

- Seek potentially more rapid capital growth than might be achieved in a sector-diversified fund

- Are comfortable with increased price volatility

The fund may not be appropriate for investors who:

- Are worried about the possibility of sharp price swings and market declines

- Are interested in earning current income

- Do not wish to invest in a concentrated portfolio of financial services companies

- Are not investing for the long-term

This fund's goal is non-fundamental and may be changed without shareholder approval upon 60 days' prior notice.

THE FUND SEEKS CAPITAL APPRECIATION.

MAIN STRATEGIES

The fund pursues its goal by investing at least 80% of its assets in stocks of U.S. companies, primarily with less than $8 billion in market capitalization, that are in the financial services sector. (The Burnham Financial Industries Fund, which is also described in this prospectus, invests primarily in financial services companies without regard to market capitalization. Accordingly, the average market capitalization of the Burnham Financial Industries Fund's portfolio is expected to be higher than the average market capitalization of this fund's portfolio.) The fund considers all of the following as part of this sector:

     - regional and money center banks
     - insurance companies
     - home, auto and other specialty finance companies

     - securities brokerage firms and electronic trading networks
     - investment management and advisory firms
     - publicly traded, government-sponsored financial intermediaries, such as Fannie Mae or Freddie Mac
     - thrift and savings banks
     - financial conglomerates
     - foreign financial service companies
     - electronic transaction processors for financial services companies
     - real estate investment trusts
     - depository institutions
     - any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

HOW THE FUND SELECTS SECURITIES

In selecting stocks, the fund's manager uses a combination of growth and value strategies. The manager seeks growth stocks of companies with the following characteristics:

- Capable management
- Attractive business niches
- Sound financial and accounting practices
- Demonstrated ability to sustain growth in revenues, earnings and cash flow

The manager also looks for opportunities to purchase value stocks of companies that appear to be:

- Undervalued based on their balance sheets or individual circumstances
- Temporarily distressed
- Poised for a merger or acquisition


Although the fund may invest in companies of any size, it typically focuses on those with market capitalizations of less than $8 billion. The fund generally intends to invest in U.S. companies and U.S. dollar denominated securities issued by non-U.S. companies (such as depositary receipts), but it may also invest up to 10% of its total assets in non-U.S. dollar denominated securities issued by non-U.S. companies. The fund may invest in initial public offerings
(IPOs) of securities.


The manager constructs the fund's portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services sector. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the fund's portfolio on a stock-by-stock basis. In addition to its own fundamental research, the manager relies on a broad information network to gather data and to find potential investments. This network includes buy-side and sell-side research analysts, portfolio managers of both mutual funds and hedge funds, management teams at companies and other industry contacts. Using both a top-down and bottom-up analysis, the manager attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Every potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the manager constructs the fund's portfolio, there may be times when the fund's investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the U.S.


OTHER INVESTMENTS

The fund may invest up to 20% of its total assets in:

- Companies outside the financial services sector
- Debt securities of any maturity, duration, or credit rating (including junk bonds) from any government or corporate issuer, U.S. or foreign

The fund may use derivatives (a type of investment whose value is based on one or more securities or market indices) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements.

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.

The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market funds. The fund may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the fund can terminate the loan at any time.

MAIN RISKS

The main risks of this fund are the performance of the stock market and the level of interest rates. Because this fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

- An adverse event could disproportionately affect the financial services sector.

- Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, increasing interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies.

- Financial services companies and companies with less than $8 billion in market capitalization could fall out of favor causing the fund to underperform funds that focus on other types of stocks.
- Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

- The fund's management strategy or securities selection methods could prove less successful than anticipated.

- Investments in derivatives could magnify any of the fund's gains or losses.
- A bond issuer could be downgraded in credit quality or go into default. The risk of default and the price volatility associated with it are greater for junk bonds.

SECURITIES OF NON-U.S. COMPANIES. Investing in securities of non-U.S. companies, including depositary receipts of non-U.S. companies, typically involves more risks than investing in securities of U.S. companies. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price. These may include:

- Unfavorable changes in currency exchange rates
- Negative political and economic developments
- Trading practices
- Limited availability of information
- Limited markets

These risks are magnified for foreign investments in less developed countries, sometimes referred to as emerging markets. These countries are more likely to experience higher levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.


SMALL AND MID-CAPITALIZATION COMPANIES. The fund may invest in the securities of companies with small or mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility. Historically, stocks of small or mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Small and mid-sized companies may have limited product lines, financial resources and may depend upon a limited or less experienced management group. The securities of small capitalization companies trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange, which may make these securities more difficult to value and to sell.


IPO RISK. The fund may invest in initial public offerings (IPOs) of securities. The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. IPO shares are subject to market risk and liquidity risk. When the fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance.

If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency with which the fund sells and replaces its securities within a given period. The fund has had a high portfolio turnover rate. High turnover can increase the fund's transaction costs, thereby lowering its returns. It also may increase your tax liability. The fund's portfolio turnover rates are shown in the financial highlights table.

WHY INVEST IN COMPANIES IN THE FINANCIAL SERVICES SECTOR?

DEREGULATION
Deregulation of the financial services industry is enabling firms to enter a wider variety of financial service businesses. The historic Gramm-Leach Bliley Financial Services Modernization Act of 1999 ("Gramm-Leach") removed Depression-era restrictions that prohibited broad affiliations among banking, securities and insurance industries. Gramm-Leach provides opportunities for all financial services providers to restructure and refocus their business strategies.

DEMOGRAPHICS
The largest consumers of financial services are those in the 45 to 64 age group, which is projected to grow significantly over the next 20 years.

CONSOLIDATION
The manager believes that the current consolidation trend in the financial services sector presents investment opportunities. In addition, with the enactment of Gramm-Leach, the manager expects that a period of continued consolidation will result, featuring combinations among commercial banks, securities brokers and insurance companies.

GLOBALIZATION
Increasing globalization may provide opportunities for non-U.S. companies to expand their businesses in the financial services sector.

SPECIALIZATION
Financial service providers are "unbundling" financial products to meet customer needs, which provides potential profit opportunities and the opportunity for financial service providers to expand their markets.

PAST PERFORMANCE


The chart and table below describe the fund's performance history, as represented by the performance of Class A shares. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.


The bar chart shows the fund's annual total returns for each full calendar year since inception. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied. These figures would be lower if they reflected sales charges.

RETURN FOR CLASS A SHARES

                           [PERFORMANCE GRAPH OMITTED]


 2000        2001        2002          2003
52.78%      29.28%      17.55%        40.66%


BEST QUARTER:  26.51% IN 3rd QUARTER OF 2000
WORST QUARTER:  (4.83)% IN 3rd QUARTER OF 2001

AVERAGE ANNUAL RETURNS


The table presents the fund's average annual returns over 1 year and since inception for each share class (other than Class C shares) along with those of recognized U.S. common stock indices. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.

For the following periods ending 12/31/2003     1 year    Since Inception
                                                          (June 7, 1999)

Class A Shares

     Return Before Taxes                         33.64%     27.49%

     Return After Taxes on Distributions(1)(2)   31.72%     24.97%

     Return After Taxes on Distributions
     and Sale of Fund Shares(1)(2)(3)            22.34%     22.73%

Class B Shares

     Return Before Taxes (4)                     35.75%     27.73%

NASDAQ Bank Index                                29.95%     10.30%
(reflects no deduction of fees, expenses or taxes)

NASDAQ Financial 100 Index                       28.10%      4.71%
(reflects no deduction of fees, expenses or taxes)


The NASDAQ Bank Index contains stocks of all types of banks and savings institutions and related holding companies, and establishments performing functions closely related to banking. The NASDAQ Financial 100 Index includes the stocks of the 100 largest financial companies traded on the NASDAQ market system and NASDAQ small cap market.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

(3) Where the return after taxes on distributions and sale of fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(4) The after-tax returns are shown only for Class A shares; after-tax returns for Class B and Class C shares will vary.


FEES AND EXPENSES

The table below describes the fees and expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL CLASS OPERATING EXPENSES come out of class assets, and are reflected in the fund's total return. The annual class operating expenses provided below for Class C are based on historical expenses of Class A, adjusted to reflect current Class C fees.

FEE TABLE

                                                Class A           Class B         Class C*
SHAREHOLDER FEES
 fees paid directly from your investment

Maximum front-end sales charge (load)           5.00% (1)           NONE           NONE
 % of offering price

Maximum contingent deferred sales charge        NONE(2)           5.00%(3)        1.00%(4)
 % of offering price or the amount you receive
 when you sell shares, whichever is less

Maximum short-term redemption fee(5)            2.00%             2.00%           2.00%
          % of redemption proceeds

ANNUAL CLASS OPERATING EXPENSES
 expenses that are deducted from class assets

Management fees                                 0.75%             0.75%           0.75%
Distribution (12b-1) fees(6)                    0.25%             1.00%           1.00%
Other expenses(7)                               0.60%             0.59%           0.59%
----------------------------------------------------------------------------------------
TOTAL ANNUAL CLASS OPERATING EXPENSES(7)        1.60%             2.34%           2.34%

*   Class C shares of the Fund are not currently being offered.

(1) Lower front-end sales charges for Class A may be available for purchase in excess of $50,000.

(2) Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge if redeemed within 2 years after purchase. See "Choosing a Sales Class" below.

(3) Declines over 6 years from 5.00% to 0%.

(4) On Class C shares redeemed less than 1 year after purchase.

(5) The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.

(6) Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(7) The adviser currently intends to waive and/or reimburse certain expenses to the extent required to reduce such expenses to 1.60%, 2.34% and 2.34% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. The adviser currently intends to continue to waive and/or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 days' notice.

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions
- This example does not give effect to the fee waiver


                                   1 year     3 years       5 years     10 years
--------------------------------------------------------------------------------
Class A                             $655         $980       $1,327       $2,305
Class B with redemption             $637       $1,030       $1,350       $2,492
Class B without redemption          $238         $730       $1,250       $2,492
Class C with redemption             $337         $730       $1,250       $2,681
Class C without redemption          $237         $730       $1,250       $2,681


Because actual return and expenses may be different, this example is for comparison purposes only. The 10 year figures for Class B assume the conversion to Class A shares after 8 years.

UNDERSTANDING SHAREHOLDER FEES

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first few years of ownership. Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 60 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its shareholders for the costs associated with short-term investors.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program.

RULE 12B-1 FEES

Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

                        BURNHAM FINANCIAL INDUSTRIES FUND


TICKER SYMBOL    BURFX (CLASS A)
                 BURCX (CLASS C)


SUBADVISER

Mendon Capital Advisors Corp. is a registered investment adviser incorporated in the State of Delaware. The subadviser has been providing investment advisory services focused in the financial services industry to private investment companies since 1996.

[GRAPHIC OMITTED]

PORTFOLIO MANAGER

Anton Schutz will have the primary day-to-day responsibility for the fund's portfolio. Mr. Schutz is the President of Mendon Capital Advisors Corp.

IS THIS FUND FOR YOU?

Burnham Financial Industries Fund is best suited for investors who:

- Are investing for the long-term
- Believe that the financial services sector offers attractive long-term growth opportunities
- Wish to increase their exposure to the financial services sector
- Seek potentially more rapid capital growth than might be achieved in a sector-diversified fund
- Are comfortable with increased price volatility

The fund may not be appropriate for investors who:

- Are worried about the possibility of sharp price swings and market declines
- Are interested in earning current income
- Do not wish to invest in a concentrated portfolio of financial services companies
- Are not investing for the long-term

This fund's goal is non-fundamental and may be changed without shareholder approval upon 60 days' prior notice.

THE FUND SEEKS CAPITAL APPRECIATION

MAIN STRATEGIES

The fund pursues its goal by investing at least 80% of its assets in the common stocks of U.S. companies of any market capitalization that are in the financial services sector. (The Burnham Financial Services Fund, which is also described in this prospectus, invests primarily in financial services companies that have market capitalizations of less than $8 billion. Accordingly, the average market capitalization of the Burnham Financial Services Fund's portfolio is expected to be lower than the average market capitalization of this fund's portfolio.) The fund considers all of the following as part of this sector:

     - regional and money center banks
     - insurance companies
     - home, auto and other specialty finance companies
     - securities brokerage firms and electronic trading networks
     - investment management and advisory firms
     - publicly traded, government-sponsored financial intermediaries, such as Fannie Mae or Freddie Mac
     - thrift and savings banks
     - financial conglomerates
     - foreign financial service companies
     - electronic transaction processors for financial services companies
     - real estate investment trusts
     - depository institutions
     - any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

HOW THE FUND SELECTS SECURITIES
In selecting stocks, the fund's manager uses a combination of growth and value strategies. The manager seeks growth stocks of companies with the following characteristics:

     - capable management
     - attractive business niches
     - sound financial and accounting practices
     - sustainable growth in earnings, revenue and cash flow

The manager also looks for opportunities to purchase value stocks of companies that appear to be:

     - undervalued based on their balance sheets or individual circumstances
     - temporarily distressed
     - poised for a merger or acquisition


The fund may invest in companies of all sizes of market capitalization. The fund generally intends to invest in U.S. companies and U.S. dollar denominated securities issued by non-U.S. companies (such as depositary receipts), but it may also invest up to 10% of its total assets in non-U.S. dollar denominated securities issued by non-U.S. companies. The fund may also invest in initial public offerings (IPOs) of securities.


The manager constructs the fund's portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services sector. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the fund's portfolio on a stock-by-stock basis. In addition to its own fundamental research, the manager relies on a broad information network to gather data and to find potential investments. This network includes buy-side and sell-side research analysts, portfolio managers of both mutual funds and hedge funds, management teams at companies and other industry contacts. Using both a top-down and bottom-up analysis, the manager attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Every potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the manager constructs the fund's portfolio, there may be times when the fund's investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the U.S.


The fund may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. The fund expects that its primary investment in derivatives will be in written covered call options.


OTHER INVESTMENTS

The fund may invest up to 20% of its total assets in:

- Companies outside the financial services sector
- Debt securities of any maturity, duration, or credit rating (including junk bonds) from any government or corporate issuer, U.S. or foreign

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.

In pursuing its investment objective, the manager may from time to time purchase securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for potential gain. These special situations might arise when the manager believes a security could increase in value for a variety of reasons, including a change of management, an extraordinary corporate event, or a temporary imbalance in the supply of, or demand for, the securities.

The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market funds. The fund may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the fund can terminate the loan at any time.

{Sidebar}
Call Options

The Fund Collects a Premium.
FOR THE RIGHT TO PURCHASE THE UNDERLYING SECURITIES FROM THE FUND, THE BUYER OF A CALL OPTION SOLD BY THE FUND PAYS A FEE OR "PREMIUM" TO THE FUND. THE PREMIUM IS PAID AT THE TIME THE OPTION IS PURCHASED, AND IS NOT REFUNDABLE TO THE BUYER REGARDLESS OF WHAT HAPPENS TO THE SECURITIES' PRICE. PREMIUMS RECEIVED FOR WRITING VARIOUS CALL OPTIONS MAY DECREASE AS A RESULT OF CERTAIN FACTORS, SUCH AS A REDUCTION IN INTEREST RATES, A DECLINE IN STOCK MARKET VOLUMES OR A DECREASE IN THE PRICE VOLATILITY OF THE UNDERLYING SECURITIES ON WHICH THE CALL OPTIONS ARE WRITTEN.

If the Option is Exercised.
THE BUYER OF AN OPTION MAY ELECT TO EXERCISE THE OPTION AT THE EXERCISE PRICE AT ANY TIME BEFORE THE OPTION EXPIRES. THE FUND IS THEN OBLIGATED TO DELIVER THE UNDERLYING SHARES AT THAT EXERCISE PRICE. OPTIONS ARE NORMALLY EXERCISED IF THE MARKET PRICE OF THE SECURITIES EXCEED THE EXERCISE PRICE OF THE OPTION.

If the Option Expires.
IF THE MARKET PRICE OF THE SECURITY DOES NOT EXCEED THE EXERCISE PRICE, THE CALL OPTION WILL LIKELY EXPIRE WITHOUT BEING EXERCISED. THE FUND KEEPS THE PREMIUM. THE FUND MAY CONTINUE TO HOLD THE UNDERLYING SECURITY OR MAY SELL THE POSITION.

MAIN RISKS

The main risks of this fund are the performance of the stock market, especially stocks of financial services companies and to a lesser degree, the level of interest rates. Because this fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

- An adverse event could disproportionately affect the financial services sector.
- Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, increasing interest rates increase the cost of financing to, and may reduce, the profitability of certain financial services companies.
- Financial services companies could fall out of favor causing the fund to underperform funds that focus on other types of stocks.
- Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

- The fund's management strategy or securities selection methods could prove less successful than anticipated.

- Investments in derivatives could magnify any of the fund's gains or losses.
- If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

SECURITIES OF NON-U.S. COMPANIES. Investing in securities of non-U.S. companies, including depositary receipts of non-U.S. companies, typically involves more risks than investing in securities of U.S. companies. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price. These may include:

     - Unfavorable changes in currency exchange rates
     - Negative political and economic developments
     - Trading practices
     - Limited availability of information
     - Limited markets

These risks are magnified for foreign investments in less developed countries, sometimes referred to as emerging markets. These countries are more likely to experience higher levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.


DERIVATIVE SECURITIES. The fund's ability to utilize derivatives successfully will depend on the manager's ability to predict pertinent market, security and interest rate movements, which cannot be assured. Derivatives involve a number of risks including possible default by the other party to the transaction, illiquidity and, to the extent the manager's view of certain market, security or interest rate movements is incorrect, the risk that the use of derivatives could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchase due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The use of options and futures transactions entail certain other risks. Futures markets are highly volatile, and the use of futures may increase the volatility of the fund's investments. The variable degree of correlation between the price movements of future contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the derivative instruments may be greater than gains in the value of the fund's position. In addition, futures and options markets may not be liquid in all circumstances, and over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in value of the position, at the same time, such transactions can limit the potential gain that might result from an increase in value of such position.


COVERED CALL OPTIONS RISK. Investments in covered calls involve certain risks. These risks include:

     - Limited gains. By selling a covered call option, the fund may forego the opportunity to benefit from an increase in price of the underlying security above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.
     - Lack of liquidity for the option. A liquid market may not exist for the option. If the fund is not able to close out the options transactions, the fund will not be able to sell the underlying security until the option expires or is exercised.

IPO RISK. The fund may invest in initial public offerings (IPOs) of securities. The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. IPO shares are subject to market risk and liquidity risk. When the fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance.

NON-DIVERSIFICATION. The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds. As a result, matters affecting the stock prices of a single company in which the fund invests may have a greater impact on the fund's share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund's portfolio investments. Notwithstanding its non-diversified status, the fund may not invest in securities of more than three issuers, each of which represents 10% or more of the fund's total assets, and the fund may not invest more than 15% of its total assets in the securities of any single issuer.

PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency with which the fund sells and replaces its securities within a given period. The fund anticipates that it will experience a high portfolio turnover rate. High turnover can increase the fund's transaction costs, thereby lowering its returns. It also may increase your tax liability.

TAX CONSEQUENCES TO WRITING COVERED CALL OPTIONS. The fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the fund for federal and state income tax purposes, which usually will be taxable as ordinary income when distributed to shareholders. Transactions involving the disposition of a fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the fund will have no control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions, or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

WHY INVEST IN COMPANIES IN THE FINANCIAL SERVICES SECTOR?

SIZE OF SECTOR
The manager believes that the financial services sector is broad enough to attract values in any combination of economic, credit and interest rate environments. There are over 40,000 firms in the financial services industry.

DEREGULATION
Deregulation of the financial services industry is enabling firms to enter a wider variety of financial service businesses. The historic Gramm-Leach Bliley Financial Services Modernization Act of 1999 ("Gramm-Leach") removed Depression-era restrictions that prohibited broad affiliations among banking, securities and insurance industries. Gramm-Leach provides opportunities for all financial services providers to restructure and refocus their business strategies.

DEMOGRAPHICS
The largest consumers of financial services are those in the 45 to 64 age group, which is projected to grow significantly over the next 20 years.

CONSOLIDATION
The manager believes that the current consolidation trend in the financial services sector presents investment opportunities. In addition, with the enactment of Gramm-Leach, the manager expects that a period of continued consolidation will result, featuring combinations among commercial banks, securities brokers and insurance companies.

GLOBALIZATION
Increasing globalization may provide opportunities for non-U.S. companies to expand their businesses in the financial services sector.

SPECIALIZATION
Financial service providers are "unbundling" financial products to meet customer needs, which provides potential profit opportunities and the opportunity for financial service providers to expand their markets.

PAST PERFORMANCE


Fund performance results have not been provided because as of the date of this prospectus the fund had not been in operation for a full calendar year. The KBW/Philadelphia Exchange Bank Index has been selected by the manager as the appropriate benchmark index for performance comparison purposes.


FEES AND EXPENSES

The table below describes the fees and estimated expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL CLASS OPERATING EXPENSES come out of class assets, and are reflected in the fund's total return.


FEE TABLE

                                                Class A           Class C

SHAREHOLDER FEES
 fees paid directly from your investment

Maximum front-end sales charge (load)             5.00%(1)           NONE
 % of offering price

Maximum contingent deferred sales charge          NONE(2)           1.00%(3)
 % of offering price or the amount you receive when you sell shares, whichever is less

Maximum short-term redemption fee(4)              2.00%             2.00%
          % of redemption proceeds

ANNUAL CLASS OPERATING EXPENSES
 expenses that are deducted from class assets

Management fees(5)                                0.90%             0.90%
Distribution (12b-1) fees(6)                      0.30%             1.00%
Other expenses(7)                                 0.80%             0.80%
--------------------------------------------------------------------------------
TOTAL ANNUAL CLASS OPERATING EXPENSES(6)          2.00%             2.70%


(1) Lower front-end sales charges for Class A may be available for purchase in excess of $50,000.

(2) Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge if redeemed within 2 years after purchase. See "Choosing a Share Class" below.

(3) On Class C shares redeemed less than 1 year after purchase.

(4) The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The fee is withheld from redemption proceeds and retained by the fund.


(5) The fund pays a management fee consisting of a basic annual fee of 0.90% of the fund's average daily net assets and a performance adjustment, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%. See "Management Fees."

(6) Because Rule 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(7) These are the gross fees and estimated expenses that the fund will incur for the current calendar year if the adviser had not waived any fees and/or reimbursed certain expenses. The adviser currently intends to waive and or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 days' notice. With the cap, expenses are estimated to be:

Management fees(5)                                        0.90%      0.90%
Distribution (12b-1) fees                                 0.30%      1.00%
Other expenses                                            0.55%      0.55%
---------------------------------------------------------------------------
Net Annual Fund Operating Expenses                        1.75%      2.45%


EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions
- This example does not give effect to the fee waiver


                                1 year     3 years
--------------------------------------------------
Class A                         $693       $1,096
Class C with redemption         $373         $838
Class C without redemption      $273         $838


Because actual return and expenses may be different, this example is for comparison purposes only.

UNDERSTANDING SHAREHOLDER FEES

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first year of ownership. Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 60 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its shareholders for the costs associated with short-term investors.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES


Fee paid to the adviser for the supervision of the fund's investment program. The fund pays the adviser a fee for managing the fund and to cover the cost of providing advisory services to the fund. The adviser's fee varies based on the investment performance of the fund compared to the KBW/Philadelphia Exchange Bank Index (the "Index"). The adviser earns a basic fee of 0.90% of average daily net assets which can increase or decrease by a maximum 0.10% of average daily net assets, depending on the performance of the fund's Class A shares relative to the Index. The performance period consists of the current month and the prior 35 months or such shorter period since commencement of the fund's operations ("performance period").

The adviser's basic fee may be adjusted upward or downward (by up to 0.10% of the fund's average daily net assets) depending on whether and to what extent the fund's performance, for the relevant performance period, exceeds or is exceeded by the performance of the Index. Each percentage point of difference between the performance of the Class A shares and the Index (to a maximum of +/- 10) during the performance period is multiplied by a performance rate adjustment of 0.01. This performance comparison is made at the end of each month. One twelfth of this rate is then applied to the average daily net assets of the fund over the entire performance period, giving a dollar amount that is added to (or subtracted from) the basic fee.


RULE 12B-1 FEES

Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

                            BURNHAM MONEY MARKET FUND

TICKER SYMBOL BURXX

SUBADVISER

Reich & Tang Asset Management, LLC, a Delaware limited liability company whose origins date back to 1974, is one of the pioneers in the money market industry. They continue to advise large institutions focusing on liquidity, yield and capital preservation in its management practices.

PORTFOLIO MANAGER

Molly Flewharty has had the primary day-to-day responsibility for the fund's portfolio since inception. Ms. Flewharty is Senior Vice-President of Reich & Tang Asset Management, LLC.


IS THIS FUND FOR YOU?

Burnham Money Market Fund is best suited for investors who:

- Seek to preserve capital

- Are seeking a temporary holding place for investments

- Are investing for the short-term

- Are seeking the highest possible income available from short-term securities


This fund's goal is non-fundamental and may be changed without shareholder approval upon 60 days prior notice.


THE FUND'S GOAL IS MAXIMUM CURRENT INCOME THAT IS CONSISTENT WITH MAINTAINING LIQUIDITY AND PRESERVING CAPITAL.

MAIN STRATEGIES

The fund is managed to maintain a stable $1.00 share price. The fund invests only in U.S. dollar-denominated money market securities of the highest short-term credit quality. Each security must have a remaining maturity of 13 months or less. The fund's average weighted maturity will not exceed 90 days. Its yield will go up and down with changes in short-term interest rates.

HOW THE FUND SELECTS SECURITIES

In managing the portfolio, the subadviser looks for securities that appear to offer the best relative value based on analysis of:

- Credit quality
- Yield
- Interest rate sensitivity
- Price


An investment committee meets weekly to determine the fund's portfolio strategy based on interest rates, credit quality and performance. The primary function of the committee is to develop an approved list of securities that satisfy the fund's credit criteria, guidelines and objectives. From time to time, the fund may emphasize, or overweight, its investments in particular types of issuers or maturities to increase current yields.


The fund may invest in certain foreign securities: U.S. dollar-denominated money market securities of foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks.

                        DEFINITION OF A MONEY MARKET FUND

A money market fund is a pool of assets investing in U.S. dollar-denominated short-term debt obligations. Because of the high degree of safety they provide, money market funds typically offer the lowest return of any type of mutual fund.

MAIN RISKS

The main risk of this fund is the level of short-term interest rates. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the fund tries to maintain.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

- An issuer could be downgraded in credit quality or go into default.

- Foreign securities present additional risks compared with domestic investments. These may include:

- Inadequate financial information

- Political and economic upheavals

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

MONEY MARKET FUND YIELD

The fund's current yield reflects the relationship between the fund's current level of annual income and its price on a particular day.

TYPES OF MONEY MARKET SECURITIES

U.S. TREASURY BILLS
Debt obligations sold by the U.S. Treasury that mature in one year or less and are backed by the U.S. government.

AGENCY NOTES
Debt obligations of U.S. government agencies.

CERTIFICATES OF DEPOSIT
Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

REPURCHASE AGREEMENTS
Contracts, usually involving U.S. government securities, whereby one party sells and agrees to buy back securities at a fixed price on a designated date.

BANKERS' ACCEPTANCES
Bank-issued commitments to pay for merchandise sold in the import/export market.

COMMERCIAL PAPER
Unsecured short-term obligations that companies typically issue to finance current operations and expenses.

MEDIUM-TERM NOTES
Unsecured corporate debt obligations that are continuously offered in a range of maturities and structures.

FLOATING RATE NOTE
A debt instrument with a variable interest rate that is typically tied to a money market index. Floating rate notes usually have a maturity of less than five years.

VARIABLE RATE DEMAND NOTES
Notes from commercial banks that are payable on demand. Interest is tied to a money market rate, usually the bank Prime Rate. The rate on the note is adjusted for changes in the base rate.

TAXABLE MUNICIPAL NOTES
Taxable debt obligation of a state or local government entity.

PAST PERFORMANCE

The chart and table below describe the fund's performance history. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for each full calendar year since inception. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied.

RETURN FOR BURNHAM MONEY MARKET FUND

                           [PERFORMANCE GRAPH OMITTED]


2000     2001       2002         2003
5.66%    3.36%      1.00%        0.31%


BEST QUARTER: 1.45% IN 3RD QUARTER OF 2000
WORST QUARTER: 0.17% IN 3RD QUARTER OF 2003

If you would like to know the current 7-day yield for the fund, call Burnham Shareholder Services at 1-800-462-2392.

AVERAGE ANNUAL RETURNS

The table presents the fund's average annual returns over 1 year and since inception. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the annual fund operating expenses.


For the following periods ending 12/31/2003     1 year     Since Inception
                                                             (May 3, 1999)

BURNHAM MONEY MARKET FUND                        0.31%            2.83%


FEES AND EXPENSES

The table below describes the fees and expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL CLASS OPERATING EXPENSES come out of class assets, and are reflected in the fund's total return.

FEE TABLE
--------------------------------------------------------------------------------


SHAREHOLDER FEES                                          NONE
        fees paid directly from your investment

ANNUAL CLASS OPERATING EXPENSES
        expenses that are deducted from fund assets

Management fees                                           0.45%
Distribution (12b-1) fees                                 NONE
Other expenses (1)                                        0.62%
--------------------------------------------------------------------------------
TOTAL ANNUAL CLASS OPERATING EXPENSES(1)                  1.07%


(1) These are the gross fees and expenses that the fund would have incurred for the fiscal year ended December 31, 2003, if the adviser had not waived any fees and/or reimbursed certain expenses. The adviser currently intends to waive and/or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 day's notice. With the cap, actual expenses were:

Management fees                                 0.45%
Distribution (12b-1) fees                       NONE
Other expenses                                  0.51%
---------------------------------------------------------------
Net Annual Fund Operating Expenses              0.96%


EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment

- 5% annual return

- No changes in operating expenses

- Reinvestment of all dividends and distributions

- This example does not give effect to the fee waiver


       1 year            3 years            5 years            10 years
       ----------------------------------------------------------------
       $109               $340               $590               $1,306


The figures in the example would be the same whether you sold your shares at the end of the period or kept them. Because actual return and expenses may be different, this example is for comparison purposes only.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES
Fee paid to the adviser for the supervision of the fund's investment program.

OTHER EXPENSES
Fees paid by the fund for miscellaneous items such as transfer agency, administration, custodian, professional and registration fees.

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

TICKER SYMBOL BUTXX

SUBADVISER

Reich & Tang Asset Management, LLC, a Delaware limited liability company whose origins date back to 1974, is one of the pioneers in the money market industry. They continue to advise large institutions focusing on liquidity, yield and capital preservation in its management practices.

PORTFOLIO MANAGER
Molly Flewharty has had the primary day-to-day responsibility for the fund's portfolio since inception. Ms. Flewharty is Senior Vice-President of Reich & Tang Asset Management, LLC.


IS THIS FUND FOR YOU?


Burnham U.S. Government Money Market Fund is best suited for investors who:

- Seek maximum preservation of capital, liquidity and the highest possible current income

- Are seeking stability and accessibility for investment

- Are investing for the short term

- Are seeking the highest possible credit risk protection on investments


This fund's goal is non-fundamental and may be changed without shareholder approval upon 60 days prior notice.


THE FUND'S GOAL IS MAXIMUM CURRENT INCOME THAT IS CONSISTENT WITH MAINTAINING LIQUIDITY AND PRESERVING CAPITAL.

MAIN STRATEGIES

The fund is managed to maintain a stable $1.00 per share price. The fund invests at least 80% of its assets in money market securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. The fund's other investments consist primarily of repurchase agreements, although it may invest in all types of money market securities. Each security will have a remaining maturity of 13 months or less. The fund's average weighted maturity will not exceed 90 days. Its yield will go up and down with changes in short-term interest rates.

How the fund selects securities

In managing the portfolio, the subadviser looks for securities that appear to offer the best relative value based on analysis of their:

- Interest rate sensitivity

- Yield

- Price

An investment committee meets weekly to determine the fund's portfolio strategy based on interest rates, availability of cash, and performance. The primary function of the committee is to develop an approved list of securities that satisfy the fund's guidelines and objectives. From time to time, the fund may emphasize, or overweight, its investments in particular types of issuers or maturities to increase current yields.

The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market funds. The fund may make loans only to broker-dealers who are members of the New York Stock Exchange (NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if the fund can terminate the loan at any time.

                        DEFINITION OF A MONEY MARKET FUND

A money market fund is a pool of assets investing in U.S. dollar-denominated short-term debt obligations. Because of the high degree of safety they provide, money market funds typically offer the lowest return of any type of mutual fund.

MAIN RISKS

The main risk of the fund is the level of short-term interest rates. There is little risk of principal loss because the fund is managed to maintain a stable $1.00 share price. However, the fund may be unable to avoid principal losses if interest rates rise sharply in an unusually short period of time. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the fund tries to maintain.

The fund should have minimal or no credit risk because it invests in securities backed by the U.S. government, the most creditworthy issuer of fixed income securities.

In addition, the fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This may be an advantage when interest rates are rising but not when they are falling.

If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

The Fund's investments in repurchase agreements are subject to the risk that the seller defaults on its obligation to repurchase the securities under the repurchase agreement. The Fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or decline in price of the securities.

It is important to note that although the fund invests primarily in U.S. Government securities, the fund's share price and its yield are not guaranteed by the U.S. Government. Certain issuers of U.S. Government securities in which the fund may invest are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury. Rather, these issuers are authorized to borrow from the U.S. Treasury to meet their obligations. These issuers include the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Banks (FHLMC).

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share it is possible to lose money by investing in the fund.

MONEY MARKET FUND YIELD

The fund's current yield reflects the relationship between the fund's current level of annual income and its price on a particular day.

TYPES OF MONEY MARKET SECURITIES

U.S. TREASURY SECURITIES


Debt obligations, including bills, notes, bonds and other debt securities sold by the U.S. Treasury that mature in one year or less and are backed by the full faith and credit of the U.S. government.


U.S. GOVERNMENT AGENCY AND OTHER OBLIGATIONS


"U.S. Government securities" are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. U.S. Government securities include mortgage-backed and other asset-backed securities.


REPURCHASE AGREEMENTS

Contracts, usually involving U.S. government securities, under which one party sells and agrees to buy back securities at a fixed price on a designated date.

PAST PERFORMANCE
The chart and table below describe the fund's performance history. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for each full calendar year since inception. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied.

RETURN FOR BURNHAM U.S. GOVERNMENT MONEY MARKET FUND*

                           [PERFORMANCE GRAPH OMITTED]


2000     2001      2002      2003
5.57%    3.28%     1.00%     0.39%

BEST QUARTER:  1.42% IN 3RD QUARTER OF 2000
WORST QUARTER:  0.07% IN 2ND QUARTER OF 2003


If you would like to know the current 7-day yield for the fund, call Burnham Shareholder Services at 1-800-462-2392.

AVERAGE ANNUAL RETURNS*

The table presents the fund's average annual returns over 1 year and since inception. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the annual fund operating expenses.


For the following periods ending 12/31/200      1 year      Since Inception
                                                           (October 13, 1999)

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND        0.39%           2.69%

*Prior to February 16, 2004, the name of the fund was Burnham U.S. Treasury Money Market Fund. The fund previously invested at least 80% of its assets in U.S. treasury securities, which are backed by the full faith and credit of the U.S. government.


FEES AND EXPENSES
The table below describes the fees and expenses you could expect as an investor in the fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL CLASS OPERATING EXPENSES come out of Class assets and are reflected in the fund's total return.

FEE TABLE

SHAREHOLDER FEES NONE
fees paid directly from your investment

ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from fund assets


Management fees                                                       0.40%
Distribution (12b-1) fees                                             NONE
Other expenses                                                        0.39%
                                                                      -----
TOTAL ANNUAL CLASS OPERATING EXPENSES                                 0.79%
                                                                      =====

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions


            1 year         3 years         5 years        10 years
         ------------------------------------------------------------
            $81            $252             $439            $978


The figures in the example would be the same whether you sold your shares at the end of the period or kept them. Because actual return and expenses may be different, this example is for comparison purposes only.

UNDERSTANDING FUND EXPENSES

MANAGEMENT FEES

Fee paid to the adviser for the supervision of the fund's investment program.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, professional and registration fees.

THE INVESTMENT ADVISER

The funds' investment adviser and manager is Burnham Asset Management Corporation, 1325 Avenue of the Americas, New York, NY 10019.

With respect to the Burnham Fund, the adviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions. With respect to the other funds that utilize an investment subadviser, the adviser is responsible for overseeing the subadviser and recommending the selection, termination and replacement of subadvisers. Subject to the approval of the Trust's board of trustees, the adviser also establishes and modifies whenever necessary the investment strategies of the funds. In return for these services, the adviser receives a fee from each fund as described in the table below. Each subadviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions with respect to its fund. The adviser pays a subadvisory fee to each subadviser out of its own assets. No fund is responsible for paying any portion of the subadvisory fee to any subadviser.

FEE AS A % OF AVERAGE DAILY NAV


BURNHAM FUND                                                            0.60%
--------------------------------------------------------------------------------
BURNHAM FINANCIAL SERVICES FUND                                         0.75%
--------------------------------------------------------------------------------
BURNHAM FINANCIAL INDUSTRIES FUND                                       0.90%*
--------------------------------------------------------------------------------
BURNHAM MONEY MARKET FUND                                               0.45%
--------------------------------------------------------------------------------
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND                               0.40%


Total annual fund operating expenses of these funds are capped (see table below), which may reduce the adviser's fee. Although the adviser currently intends to continue to cap expenses through fee waivers and/or expense reimbursements, this voluntary action by the adviser may be discontinued on 30 days notice. Any waiver or reimbursement by the adviser is subject to repayment by the funds within the following three years if the funds are able to make the repayment without exceeding their current expense limits. The caps do not apply to transaction costs, taxes, interest charges or extraordinary or litigation expenses.


*The fund pays a management fee consisting of a basic annual fee of 0.90% of the fund's average daily net assets and a performance adjustment, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%.


OPERATING EXPENSE CAP AS A % OF AVERAGE DAILY NAV

                                              CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
BURNHAM FUND                                         1.39%           2.14%          2.14%
-----------------------------------------------------------------------------------------
BURNHAM FINANCIAL SERVICES FUND                      1.60%           2.35%          2.35%
-----------------------------------------------------------------------------------------
BURNHAM FINANCIAL INDUSTRIES FUND                    1.75%           n/a            2.45%
------------------------------------------------------------------------------------------
BURNHAM MONEY MARKET FUND                            0.87%           n/a             n/a
------------------------------------------------------------------------------------------
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND            n/a             n/a             n/a

Burnham Investors Trust and the adviser have received an exemptive order from the Securities and Exchange Commission permitting the adviser, subject to the approval of the board of trustees, to select subadvisers to serve as portfolio managers of the funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. Under the exemptive relief, the adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. The shareholders of the Burnham Fund, the Burnham Financial Services Fund, the Burnham Money Market Fund and the Burnham U.S. Government Money Market must initially grant such responsibility to the adviser. No such shareholder approval is necessary with respect to the Burnham Financial Industries Fund.

YOUR ACCOUNT

As an investor, you have flexibility in choosing a share class, setting up your account, making exchanges between funds and withdrawing money from your account. In this section, you will find detailed information about the various options available to you. It is important to read the entire section so that you will understand all of the factors--including tax liability, sales charges, and transaction volume--that should influence your investment decisions.

DISTRIBUTION AND SERVICE FEES


The Burnham Fund, the Burnham Financial Services Fund and the Burnham Financial Industries Fund have each adopted a distribution and service plan under Rule 12b-1 for each class of shares whereby these funds pay the distributor for expenses incurred in connection with distributing fund shares and/or in providing shareholder support services. These services may include, among others: (1) establishing, maintaining and processing changes in shareholder accounts; (2) answering shareholder inquiries; (3) distributing prospectuses, reports, advertising and sales literature; and (4) preparing account statements and confirmations. The distributor and/or the adviser may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service providers, that provide these services. To ensure that quality services are provided to existing and eligible new investors, no changes were made to distribution and service fees paid by the Burnham Financial Services Fund or the Class B shares of the Burnham Fund.


CHOOSING A SHARE CLASS

WHY DIFFERENT SHARE CLASSES?

By offering different share classes, a fund allows you to choose the method of purchasing shares that is the most beneficial given the amount of your purchase, length of time you expect to hold your shares and other relevant circumstances.


Shares of Burnham Money Market Fund and Burnham U.S. Government Money Market Fund are offered in one class only, with no sales charge. Shares of Burnham Money Market Fund and Burnham U.S. Government Money Market Fund are not subject to any 12b-1 distribution or service fees. Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund offer shares in Class A and Class C. After June 30, 2004, Class B shares of Burnham Fund and Burnham Financial Services Fund are no longer offered.


CLASS A SALES CHARGES

Front-end sales charge decreases with the amount you invest and is included in the offering price [see schedule].

Rule 12b-1 fee of 0.25% annually of average net asset value for the Burnham Fund and Burnham Financial Services Fund. Rule 12b-1 fee of 0.30% annually of average net asset value for the Burnham Financial Industries Fund.

AMOUNT INVESTED                    SALES CHARGE
                                 % OFFERING PRICE                % NAV

less than $50,000                     5.00%                       5.26%
$50,000-$99,999                       4.50%                       4.71%
$100,000-$249,999                     4.00%                       4.17%
$250,000-$499,999                     3.00%                       3.09%
$500,000-$999,999                     2.00%                       2.04%
$1,000,000 and above                   --*                         --*

*PURCHASES OF $1 MILLION OR MORE (CLASS A SHARES) The following CDSC will be imposed on investments over $1 million if shares are sold within two years of purchase. The charge is calculated from the NAV at the time of purchase or sale, whichever is lower.

PURCHASE-TO-SALE PERIOD CDSC

Less than 1 year 1.00%
1-2 years 0.50%

CLASS B DEFERRED SALES CHARGE

Contingent deferred sales charge (CDSC) decreases with the amount of time you hold your shares [see schedule]

Rule 12b-1 fee of 0.75% and service fee of 0.25% annually of average net asset value


Maximum purchase $50,000


PURCHASE-TO-SALE PERIOD               CDSC
less than 1 year                     5.00%
1-2 years                            4.00%
2-4 years                            3.00%
4-5 years                            2.00%
5-6 years                            1.00%
6 years and longer                   --

Shares not subject to CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

    - Represent increases in the NAV above the net cost of the original investment

    - Were acquired through reinvestment of dividends or distributions

After 8 years, Class B shares automatically convert to Class A.

CLASS C DEFERRED SALES CHARGE

Contingent deferred sales charge (CDSC) of 1.00% for a purchase to sale period of less than one year. No sales charge thereafter.

Rule 12b-1 fee of 0.75% and service fee of 0.25% annually of average net asset value


Maximum purchase $500,000


Shares not subject to CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

     - Represent increases in the NAV above the net cost of the original investment
     - Were acquired through reinvestment of dividends or distributions
     - Class C shares do not convert to any other class of shares

CALCULATION OF NET ASSET VALUE
Each fund calculates its net asset value per share (NAV) of each class at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. eastern time) on each business day as defined in the Statement of Additional Information. If the New York Stock Exchange closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase and redemption orders received by the funds' transfer agent before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's closing.


The NAV per share of each class of a fund is the total value of its assets attributable to a class less its liabilities attributable to that class divided by the total number of outstanding fund shares of that class. Each fund (other than the Burnham Money Market Fund and the Burnham U.S. Government Money Market
Fund) values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available or if market quotations may be unreliable, a fund may value its securities by a method that the trustees believe accurately reflects fair value. Market quotations may be unreliable in certain circumstances such as an event occurring after the closing of a foreign exchange that materially affects the value of a security held by a fund prior to the time at which the funds value their securities. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.


The Burnham Money Market Fund and the Burnham U.S. Government Money Market Fund value the securities in their portfolios using amortized cost, which approximates fair market value, in accordance with a rule of the Securities and Exchange Commission.

SALES CHARGE WAIVERS

Under certain conditions, the following investors can buy Class A shares without a sales charge:

- Shareholders of the Burnham Fund who purchased shares directly from the fund before August 27, 1998
- Officers, directors, trustees, employees of the adviser, the fund's distributor, certain other service providers and any of their affiliated companies, and immediate family members of any of these people
- Employee benefit plans having more than 25 eligible employees or a minimum of $250,000
- Employees of dealers that are members of the National Association of Securities Dealers, Inc. (NASD), members of their immediate families, and their employee benefit plans
- Certain trust companies, bank trust departments and investment advisers that invest on behalf of their clients and charge account management fees
- Participants in no-transaction fee programs of discount brokerages that maintain an omnibus account with the funds
- Individuals investing distributions from tax-deferred savings and retirement plans
- Individuals purchasing shares with redemption proceeds (made within the previous 180 days) of another mutual fund where a sales charge has previously been assessed. Proof of the date redemption will be required.
- All retirement plan transfer of assets (TOA) established directly with the funds utilizing PFPC Trust Company as the plan's custodian.

CDSC charges will be waived on redemptions of Class B and Class C shares in connection with:

  - Distributions from certain employee tax-qualified benefit plans
  - Any shareholder's death or disability
  - Withdrawals under an automatic withdrawal plan, provided the annual withdrawal is less than 10% of your account's original value.

CLASS B AND CLASS C MAY NOT BE SUITABLE FOR INVESTORS THAT ANTICIPATE
            WITHDRAWING MORE THAN 10% OF THE ACCOUNT'S ORIGINAL VALUE PER ANNUM.


WAYS TO REDUCE SALES CHARGES
Under certain conditions, investors can reduce or eliminate sales charges on Class A share providing that sufficient identifying information is supplied at the time of each purchase.

COMBINED PURCHASE
Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate. Your total aggregate shares, regardless of share class, held in any of the Trust's equity or money market funds should be taken into consideration when calculating your combined total.

RIGHT OF ACCUMULATION

If you, your spouse or any children under the age of 21 already hold shares of any of our funds, the sales charge rate on additional purchases of Class A shares can be based on your total aggregate shares. Your total aggregate shares, held in any of the Trust's equity or money market funds, regardless of share class, should be taken into consideration when calculating your combined total.


LETTER OF INTENT
This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.


PLEASE NOTE:
You must advise your dealer, the transfer agent or the fund if you qualify for a reduction and/or waiver in sales charges at the time of each purchase.

SHORT-TERM REDEMPTION FEE
Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund charge a 2.00% short-term redemption fee when shares of the fund are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. This fee will compensate the relevant fund for expenses directly related to the redemption of fund shares. These expenses include brokerage costs, charges for credit lines and other redemption related costs. The short-term redemption fee is withheld from gross redemption proceeds and is paid to the fund. This fee is not a deferred sales charge and is not a sales commission.


The short-term redemption fee does not apply to:

- Shares acquired through reinvestment of dividends and other distributions;
- Shares of a fund in an account which is closed by the fund because it fails to meet the fund's minimum balance requirements;
- Shares held by 401(k) plans, similar individual account plans or profit sharing plans;
- Systematic withdrawal transactions; and
- Shares acquired prior to May 1, 2004.


Each fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee to shares held through certain omnibus accounts. The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.


The funds also may waive the redemption fee under certain circumstances upon written request. Such circumstances include but are not limited to:

- premature distributions from retirement accounts due to the disability or health of the shareholder;
- minimum required distributions from retirement accounts;
- return of excess contributions in retirement accounts;
- redemptions resulting in the settlement of an estate due to the death of the shareholder.


The fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 60 days, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.


IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT WITH THE BURNHAM FUNDS

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA PATRIOT Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the funds' New Account Application, you will be required to supply the funds with certain information for all persons owning or permitted to act on an account. This information includes: name, date of birth, taxpayer identification number and street address. Also, as required by law, the funds employ various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the funds may temporarily limit additional share purchases. In addition, the funds may limit additional share purchases or close your account if they are unable to verify your identity.

HOW TO BUY SHARES
--------------------------------------------------------------------------------
MINIMUM PURCHASE AMOUNT
                                       INITIAL PURCHASE     SUBSEQUENT PURCHASES

Individual retirement accounts             $100                  $50
Automatic investment program               $100                  $50
All other funds and programs             $2,500                 $500

These amounts may be waived or changed at the funds' discretion.

METHOD                         PROCEDURE
--------------------------------------------------------------------------------
MAIL      Open an account      Complete and sign the application form. Send a
                               check drawn on a U.S. bank for at least the minimum amount required, make the check payable to "Burnham Investors Trust." Send the check and application form to the address below.


          Open an IRA          Shares of the funds are available for
                               purchase through Individual Retirement Accounts
                               (IRAs) and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from the distributor by calling 1-800-874-3863 or your investment professional.

          Subsequent purchase  Send in a check for the appropriate minimum amount (or more) with your account name and
                               number. For your convenience, you may use the
                               deposit slip attached to your quarterly account
                               statements.
--------------------------------------------------------------------------------
FEDERAL   Subsequent purchase  This option is available to existing open
FUNDS WIRE                     accounts only. New accounts must complete an
                               application form and forward payment to the address listed below.


          Wire address               PNC Bank
                                     ABA No: 031000053
                                     FFC Account Number: 86-0690-6049
                                     Attn: [Name and Class of Fund
                                     Burnham Account Name
                                     Burnham Account Number]
--------------------------------------------------------------------------------
AUTOMATIC                      You can make automatic monthly, quarterly or
INVESTMENT                     annual purchases (on the 5th or 15th day of each
PROGRAM                        month) of $100 or more. To activate the automatic
                               investment plan, complete an account application
                               notifying the funds. Your investment may come
                               from your bank account or from your balance in
                               the Burnham Money Market Fund or Burnham U.S.
                               Government Money Market Fund. You may change the
                               purchase amount or terminate the plan at any time
                               by writing to the funds.
--------------------------------------------------------------------------------
ELECTRONIC                     To purchase shares via electronic funds transfer,
FUNDS TRANSFER                 check this option on your account application
                               form. Your bank must be a member of the ACH
                               system.
--------------------------------------------------------------------------------
AUTHORIZED BROKER/DEALER       Contact your broker/dealer or investment
OR INVESTMENT PROFESSIONAL     professional to set up a new account, purchase
                               fund shares, and make subsequent investments.
                               Purchase orders that are received by your broker/dealer before 4:00 p.m. eastern time on any business day and properly forwarded by the broker/dealer or investment professional to the transfer agent will receive that day's NAV. Your broker/dealer or investment professional is responsible for properly forwarding completed orders to the fund transfer agent. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the purchase of fund shares that are in addition to the sales and other charges disclosed in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

SEND REGULAR MAIL TO:          SEND OVERNIGHT MAIL TO:         CALL SHAREHOLDER
                                                               SERVICE AGENT:

BURNHAM INVESTORS TRUST        BURNHAM INVESTORS TRUST         PFPC Inc.
C/O PFPC INC.                  C/O PFPC INC.                   TOLL-FREE AT
P.O. BOX 9781                  760 MOORE RD                    1-800-462-2392
PROVIDENCE, RI 02940-9781      KING OF PRUSSIA, PA 19406-1212

HOW TO EXCHANGE AND REDEEM SHARES
--------------------------------------------------------------------------------
METHOD                         PROCEDURE
--------------------------------------------------------------------------------
BY MAIL                        Send a letter of instruction, an endorsed stock
                               power or share certificates (if you hold certificate shares) to "Burnham Investors Trust" to the address below. Please be sure to specify:

                                 - the fund
                                 - account number
                                 - the dollar value or number of shares you wish
                                   to sell

                               Include all necessary signatures and any
                               additional documents as well as a medallion
                               signature guarantee if required. (See "What is a
                               Medallion Signature Guarantee" below)
--------------------------------------------------------------------------------
BY TELEPHONE                   As long as the transaction does not require a
                               written or medallion signature guarantee, you or
                               your financial professional can sell shares by
                               calling Burnham Investors Trust at
                               1-800-462-2392. Press 1 and follow the automated
                               menu to speak to a customer service
                               representative. A check will be mailed to you on
                               the following business day. The funds have
                               procedures to verify that your telephone
                               instructions are genuine. These may include
                               asking for identifying information and recording
                               the call. As long as the fund and its
                               representatives take reasonable measures to
                               verify the authenticity of the call, you will be
                               held responsible for any losses cause by
                               unauthorized telephone orders.
--------------------------------------------------------------------------------
AUTHORIZED BROKER/DEALER       If you invest through an authorized broker/dealer
INVESTMENT PROFESSIONAL        OR or investment professional, they can sell or
                               exchange shares for you. Broker/dealers or
                               investment professionals may charge their
                               customers a processing or service fee in
                               connection with the redemption or exchange of
                               fund shares that are in addition to the sales and
                               other charges described in this prospectus.
                               Shareholders should check with their
                               broker/dealer or investment professional for
                               specific information about any processing or
                               service fees that they may be charged.
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLANS    If you have a share balance of at least $5,000,
                               you may elect to have monthly, quarterly or
                               annual payments of a specified amount ($50
                               minimum) sent to you or someone you designate.
                               The funds do not charge for this service. See
                               "Systematic Withdraw Plan" information below.
--------------------------------------------------------------------------------
BY FEDERAL FUNDS WIRE          Confirm with Burnham Investors Trust that a wire
                               redemption privilege, including your bank
                               designation, is in place on your account. Once
                               this is established, you may request to sell
                               shares of Burnham Investors Trust. Proceeds will
                               be wired to your pre-designated bank account. See
                               "Federal Funds Wire" information below.
--------------------------------------------------------------------------------
BY EXCHANGE                    Read this prospectus before making an exchange.
                               Class A shares of different Burnham funds have different Rule 12b-1 fees. You will pay more in ongoing 12b-1 expenses if you exchange Class A shares out of the Burnham Fund or Burnham
                               Financial Services Fund and into Burnham
                               Financial Industries Fund. Burnham Money Market
                               Fund and Burnham U.S. Government Money Market
                               Fund do not charge Rule 12b-1 fees. Call Burnham
                               Investors Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative to place your exchange.


SEND REGULAR MAIL TO:          SEND OVERNIGHT MAIL TO:         CALL SHAREHOLDER
                                                               SERVICE AGENT:

BURNHAM INVESTORS TRUST        BURNHAM INVESTORS TRUST         PFPC Inc.
C/O PFPC INC.                  C/O PFPC INC.                   TOLL-FREE AT
P.O. BOX 9781                  760 MOORE RD                    1-800-462-2392
PROVIDENCE, RI 02940-9781      KING OF PRUSSIA, PA 19406-1212

TRANSACTION POLICIES

PAYING FOR SHARES

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Please note that cash, credit cards, traveler's checks, credit card checks, cashier's checks, starter checks from newly established checking accounts or money orders will not be accepted. For fund purchases by check, if your check does not clear for any reason, your purchase will be canceled. If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

FEDERAL FUNDS WIRES

A federal funds wire transaction must total at least $5,000. Your bank may also charge a fee to send or receive wires.

TELEPHONE TRANSACTIONS

The funds have procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the fund and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.

CHECK WRITING FOR BURNHAM MONEY MARKET FUND AND
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

You must have a Burnham Money Market Fund or a Burnham U.S. Government Money Market Fund account before adding this service. Call 1-800-462-2392 to request a Shareholder Services application to add the check writing feature.

Individual checks must be for $250 or more. You may not close a Burnham Money Market Fund or Burnham U.S. Government Money Market Fund account by writing a check.

THIRD PARTY CHECKS

Third party checks will not be accepted.

REGULAR INVESTING AND DOLLAR-COST AVERAGING

Dollar-cost averaging is the practice of making regular investments over time. When share prices are high, your investment buys fewer shares. When the share price is low, your investment buys more shares. This generally lowers the average price per share that you pay over time.

Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.

OTHER POLICIES

Under certain circumstances, the funds reserve the right to:

- Suspend the offering of shares

- Reject any exchange or investment order

- Change, suspend or revoke exchange privileges

- Suspend the telephone order privilege without advance notice to shareholders


- Satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders


- Suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by SEC

- Change their investment minimums or other requirements for buying or selling, or waive minimums and requirements for certain investors


REDEEMING SHARES
You may redeem your shares in the funds on any business day. The proceeds are generally sent out within three business days after your order is executed. Sale proceeds may be delayed beyond the normal three business days:

- In unusual circumstances where the law allows additional time if needed
- If a check you wrote to buy shares hasn't cleared by the time you sell the shares

If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.

EXCHANGE PRIVILEGE
Exchanges of shares have the same tax consequences as redemptions. The funds' general policy is that sales charges on investments entering the fund complex should be applied only once. Therefore, you may exchange shares freely between funds within the same share class and for shares of the Burnham Money Market Fund and Burnham U.S. Government Money Market Fund. Exchanges of shares of the Burnham Money Market Fund and Burnham U.S. Government Money Market Fund for Class A shares of another fund may be subject to sales charges (unless you have already paid a sales charge with respect to your investment being exchanged). Each fund reserves the right to modify this policy in the future. Exchanges must meet the minimum initial investment requirements of the fund.

THE FUNDS MAY RESTRICT OR CANCEL THE EXCHANGE PRIVILEGE OF ANY PERSON THAT, IN THE OPINION OF THE FUNDS, IS USING MARKET TIMING STRATEGIES OR MAKING MORE THAN TWO EXCHANGES (EACH EXCEEDING $10,000 IN VALUE) PER OWNER OR CONTROLLING PERSON PER 60 DAY PERIOD.

EXCESSIVE TRADING POLICY
Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase fund expenses for all fund shareholders. The funds are not intended for market timing or excessive trading. To deter such activities, the funds or their agents may temporarily or permanently suspend or terminate, without any prior notice, exchange privileges of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of a fund within 60 days of each other and bar, without any prior notice, future purchases of the funds by such an investor, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. In addition, the funds or their agents may also reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the funds.

Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the funds believe are market timers may be revoked or cancelled by a fund on the next business day after receipt of the order.

Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money market fund and a non-money market fund are not exempt); and 2) systematic purchases and redemptions. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. In applying this policy, the funds consider the information available to them at the time and may consider trading done in multiple accounts under common ownership, control or influence.

LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the funds to prevent excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries, retirement plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to a fund.


ACCOUNT BALANCE BELOW MINIMUM AMOUNTS
The funds reserve the right to close your account if your balance falls below the minimum initial investment amount of $2,500 Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, Burnham Money Market Fund or Burnham U.S. Government Money Market Fund. Your fund will notify you and allow you 60 days to bring the account balance back up to the minimum level. This does not apply to reduced balances caused by market losses or accounts that are not subject to a minimum investment requirement. A fee of $20 will be automatically deducted from non-retirement accounts falling below minimum amounts. The valuation of these accounts will take place during the last 5 business days of September. The actual fee deduction will be processed on or before October 31.

REINSTATEMENT PRIVILEGE (CLASS A SHARES)
A shareholder of Class A or Class B shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all the redemption proceeds in Class A shares at net asset value, provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the funds.

In order to use this privilege, the shareholder must clearly indicate by written request to the applicable fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A or Class B shares. If a shareholder realizes a gain on redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same fund, part or all of such loss may not be deductible for such tax purposes.

THE REINSTATEMENT PRIVILEGE MAY BE USED BY EACH SHAREHOLDER ONLY ONCE, REGARDLESS OF THE NUMBER OF SHARES REDEEMED OR REPURCHASED. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder's interest in a fund to his or her Individual Retirement Account or other tax-qualified retirement plan account.

SYSTEMATIC WITHDRAWAL PLAN
A systematic withdrawal plan (SWP) is available for shareholders who maintain an account balance of at least $5,000 and who want to receive a specific amount of cash in amounts not less than $50 either monthly, quarterly, or annually. You may subscribe to this service by contacting your account executive, or by contacting the distributor at (800) 874-FUND for a Shareholder Services application form.


The funds' transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the net asset value (for Class A shares) or less the appropriate CDSC (for Class B or Class C shares) at the close of business of the NYSE on or about the 20th day of each payment month. A check will mailed to you no later than three business days following the date the shares are redeemed.

HOUSEHOLD DELIVERY OF FUND DOCUMENTS
With your consent, the Trust may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the funds. If you want to revoke your consent to this practice, you may do so by notifying the Trust, by phone or in writing. See "How to contact us." The Trust will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

WHAT IS A MEDALLION SIGNATURE GUARANTEE?

A medallion signature guarantee verifies that your signature is authentic. Most banks and financial institutions can provide you with a medallion signature guarantee providing that the financial institution participates in the Medallion Program. Some charge a fee, but it is usually waived if you are a customer of the financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

A notary public cannot provide a medallion signature guarantee.

You will need a medallion signature guarantee on a written request to sell shares in certain cases, including:

- When selling more than $50,000 worth of shares

- When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record

- When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

- When you would like a check mailed to an address that has been changed within 30 days of your redemption request

TAX CONSIDERATIONS AND DISTRIBUTIONS

Each fund pays dividends and distributions, as described in the table below.

Unless you notify the fund otherwise, your income and capital gains distributions from a fund will be reinvested in that fund. However, if you prefer you may:

- Receive all distributions in cash

- Reinvest capital gains distributions, but receive your income distributions in cash

You may indicate your distribution choice on your application form upon purchase. You will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

TYPE OF DISTRIBUTION                    DECLARED & PAID      FEDERAL TAX STATUS

DIVIDENDS FROM
NET INVESTMENT INCOME                                        ordinary income
    Burnham Fund                        annually
    Burnham Financial Services Fund     annually
    Burnham Financial Industries  Fund  annually
    Burnham Money Market Fund           declared daily
                                        paid monthly
    Burnham U.S. Government             declared daily
      Money Market Fund                 paid monthly

--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAINS
        (all funds)                     annually             ordinary income
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAINS
        (all funds)                     annually             long term capital
                                                             gain
--------------------------------------------------------------------------------


Each fund may also pay dividends and distributions at other times if necessary for a fund to avoid U.S. federal income or excise tax. Distributions from Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund are expected to be primarily capital gains. Distributions from Burnham Money Market Fund and Burnham U.S. Government Money Market Fund will be primarily ordinary income.


The funds issue Form 1099 tax information statements recording all distributions and redemptions for the preceding year. These forms are mailed to shareholders and to the Internal Revenue Service each year by January 31. Any shareholder who does not supply a valid taxpayer identification number to the funds may be subject to federal backup withholding.

It is a taxable event whenever you redeem or exchange shares. Generally, you will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange.

You should consult your tax adviser about your own particular tax situation.

Distributions are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they were paid during the previous year.

BUYING SHARES BEFORE A DISTRIBUTION

The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund makes a distribution. At that time, the amount of the distribution is deducted from the share price and is either reinvested in additional shares or paid to shareholders in cash.

If you buy fund shares just before a distribution, you will get some of your investment back in the form of a taxable distribution. You can avoid this by waiting to invest until after the fund makes its distribution.

Investments in tax-deferred accounts are not affected by the timing of distribution payments because there are no tax consequences to these accounts.

BACKUP WITHHOLDING


When you fill out your application form, be sure to provide your Social Security number or taxpayer ID number. Otherwise, the IRS will require each fund to withhold 29% of all money you receive from the fund. In certain circumstances, the IRS may also require a fund to withhold 29% of such payments even when an appropriate number has been provided by a shareholder. Please note this withholding rate is in effect for 2004 and 2005.


RETIREMENT PLANS

The funds offer a number of tax-deferred plans for retirement savings:

TRADITIONAL IRAS allow money to grow tax-deferred until you take it out at retirement. Contributions may be deductible for some investors.

ROTH IRAS also offer tax-free growth. Contributions are taxable, but withdrawals in retirement are tax-free for investors who meet certain requirements.

SEP-IRA and other types of plans are also available. Consult your tax professional to determine which type of plan may be beneficial to you.

COVERDELL EDUCATION SAVINGS ACCOUNTS (EDUCATION IRAS). Contributions are taxable, but withdrawals for eligible education expenses are tax-free for investors who meet certain requirements.

FINANCIAL HIGHLIGHTS

THESE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND EACH FUND'S FINANCIAL PERFORMANCE OVER THE PAST 5 YEARS OR FOR THE LIFE OF THE FUND REPORTING PERIOD. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE SHARE. THE TOTAL RETURNS IN EACH TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THAT FUND, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, WHOSE REPORT, ALONG WITH THE FUNDS' FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST.


FINANCIAL HIGHLIGHTS FOR BURNHAM FINANCIAL INDUSTRIES FUND ARE NOT SHOWN BECAUSE THE FUND HAD NOT YET COMMENCED OPERATIONS AS OF DECEMBER 31, 2003.



BURNHAM FUND FINANCIAL HIGHLIGHTS

FOR THE YEAR ENDED DECEMBER 31,            2003     2002     2001     2000     1999        2003     2002     2001     2000     1999
------------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A SHARES                                  CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of year ($)                  22.85    30.65    38.70    41.71    34.31       23.27    31.19    39.36    42.66    35.21
                                        -------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income / (loss)             0.13      0.21    0.22     0.05     0.06       (0.07)    0.01    (0.03)   (0.23)   (0.17)
Net gain(loss) on securities
  and purchased options (both realized
  and unrealized)                          4.77    (7.25)   (5.67)    0.88    10.52        4.86    (7.35)   (5.75)    0.84    10.70
                                        -------------------------------------------------------------------------------------------
Total from investment operations           4.90    (7.04)   (5.45)    0.93    10.58        4.79    (7.34)   (5.78)    0.61    10.53

LESS DISTRIBUTIONS
Dividends
  (from net investment income)            (0.05)   (0.18)   (0.21)   (0.03)   (0.10)         --       --       --       --       --
Distributions from net capital gains
  (from securities and
  options transactions)                   (0.76)   (0.58)   (2.39)   (3.91)   (3.08)      (0.76)   (0.58)   (2.39)   (3.91)   (3.08)
                                        -------------------------------------------------------------------------------------------
Total distributions                       (0.81)   (0.76)   (2.60)   (3.94)   (3.18)      (0.76)   (0.58)   (2.39)   (3.91)   (3.08)
                                        -------------------------------------------------------------------------------------------
Net asset value,
  end of year ($)                         26.94    22.85    30.65    38.70    41.71       27.30    23.27    31.19    39.36    42.66
                                        -------------------------------------------------------------------------------------------
Total return (%)+                         21.60   (23.14)  (14.26)    2.07    32.71       20.67   (23.69)  (14.88)    1.26    31.60

RATIO/SUPPLEMENTAL DATA
Net assets (in $ 000's),
end of year                             126,868  114,199  158,459  194,565  193,092       4,380    4,929    7,605    7,158    5,101
                                        -------------------------------------------------------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                             1.39     1.39     1.37     1.34     1.34        2.14     2.13     2.12     2.09     2.09
Ratio of total expenses before
reimbursement to average
net assets (%)                             1.39     1.39     1.23     1.39     1.44        2.14     2.13     1.98     2.14     2.20
                                        -------------------------------------------------------------------------------------------
Ratio of net income to average             0.51     0.78     0.64     0.12     0.12       (0.24)    0.05    (0.11)   (0.63)   (0.63)
net assets (%)
                                        -------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                91.3     94.1     68.4     49.6     42.2        91.3     94.1     68.4     49.6     42.2
                                        -------------------------------------------------------------------------------------------


+ Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

BURNHAM FINANCIAL SERVICES FUND FINANCIAL HIGHLIGHTS


FOR THE YEAR ENDED DECEMBER 31,            2003     2002     2001     2000     1999      2003     2002     2001     2000     1999
------------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A SHARES                                CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of period ($)                18.33    15.80    13.93     9.79    10.00     17.97    15.59    13.82     9.75    10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income / (loss)             0.07++   0.08++   0.18++   0.06     0.02     (0.09)++ (0.05)++  0.06++   0.01    (0.00)**
Net gain(loss) on securities and options
  (both realized and unrealized)           7.36     2.69     3.79     4.99    (0.21)     7.21     2.62     3.75     4.91    (0.25)
                                        -------------------------------------------------------------------------------------------
Total from investment operations           7.43     2.77     3.97     5.05    (0.19)     7.12     2.57     3.81     4.92    (0.25)

LESS DISTRIBUTIONS
Dividends
  (from net investment income)            (0.03)   (0.05)   (0.13)   (0.06)   (0.02)       --       --    (0.07)      --       --
Distributions from capital gains
  (from securities and
  options transactions)                   (1.29)   (0.19)   (1.97)   (0.85)      --     (1.29)   (0.19)   (1.97)   (0.85)      --
                                        -------------------------------------------------------------------------------------------
Total distributions                       (1.32)   (0.24)   (2.10)   (0.91)   (0.02)    (1.29)   (0.19)   (2.04)   (0.85)      --
                                        -------------------------------------------------------------------------------------------
Net asset value,
  end of period ($)                       24.44    18.33    15.80    13.93     9.79     23.80    17.97    15.59    13.82     9.75
                                        -------------------------------------------------------------------------------------------
Total return (%)***                       40.66    17.55    29.28    52.78    (1.90)    39.75    16.50    28.38    51.62    (2.50)

RATIO/SUPPLEMENTAL DATA
Net assets (in $000's),
end of period                           289,609   71,903   23,710    7,964    2,983    37,173    8,201    2,565      116       56
                                        -------------------------------------------------------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                             1.60     1.60     1.60     1.60     1.60+     2.35     2.34     2.34     2.35     2.35+
                                        -------------------------------------------------------------------------------------------
Ratio of total expenses before
reimbursement to average
net assets (%)                             1.50     1.60     1.95     4.16     7.42+     2.24     2.34     2.70     4.91     8.17+
                                        -------------------------------------------------------------------------------------------
Ratio of net income to average
net assets (%)                             0.31     0.47     1.12     0.81     0.69+    (0.44    (0.27)    0.37     0.06    (0.06)+
                                        -------------------------------------------------------------------------------------------
Portfolio turnover rate (%)               199.9    219.6    535.4    327.5     89.6     199.9    219.6    535.4    327.5     89.6
                                        -------------------------------------------------------------------------------------------


*     Burnham Financial Services Fund commenced operations on June 7, 1999
**    Less than $(0.01) per share
*** Total return is not annualized for the period 6/7/99 - 12/31/99. Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
+     Annualized
++    Per share values have been calculated using the average shares method.

BURNHAM MONEY MARKET FUND FINANCIAL HIGHLIGHTS


For the period ended December 31,          2003       2002       2001       2000       1999*
-----------------------------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of period ($)                 1.00       1.00       1.00       1.00       1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                     0.003      0.010      0.033      0.055      0.028
Net gains on securities
  (both realized and unrealized)             --         --         --      0.000***   0.000***
                                         ------------------------------------------------------
Total from investment operations          0.003      0.010      0.033      0.055      0.028

LESS DISTRIBUTIONS
Dividends
  (from net investment income)           (0.003)    (0.010)    (0.033)    (0.055)    (0.028)
Distributions from capital gains
  (from securities transactions)         (0.000)***     --         --         --     (0.000)***
                                         ------------------------------------------------------
Total distributions                      (0.003)    (0.010)    (0.033)    (0.055)   (0.0028)
                                         ------------------------------------------------------
Net asset value,
  end of period ($)                        1.00       1.00       1.00       1.00       1.00
                                         ------------------------------------------------------
Total return (%)**                         0.31       1.00       3.36       5.66       2.97

RATIO/SUPPLEMENTAL DATA
Net assets (in $000's),
end of period                            41,987     39,927     52,749     53,150     32,911
                                         ------------------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                             0.96++     0.97       0.97       0.97       0.88+
                                         ------------------------------------------------------

Ratio of total expenses before
reimbursement to average
net assets (%)                             1.07       1.15       0.94       1.12       1.14+
                                         ------------------------------------------------------
Ratio of net income to average
net assets (%)                             0.31       0.99       3.36       5.52       4.58+
                                         ------------------------------------------------------


*     Burnham Money Market Fund commenced operations on May 3, 1999
** Total return is not annualized for the period 5/3/99 - 12/31/99. Total return would have been lower in the absence of the expense cap.
***   Less than $(0.001) per share
+     Annualized
++ Effective November 11, 2003, the fund's expense cap was changed to 0.87%. Prior to November 11, 2003, the fund's expense cap was 0.97%.

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND FINANCIAL HIGHLIGHTS 1


For the period ended December 31,          2003       2002       2001       2000       1999*
-----------------------------------------------------------------------------------------------
NET ASSET VALUE,
   Beginning of period ($)                 1.00       1.00       1.00       1.00       1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                     0.004      0.010      0.032      0.053      0.010
                                       --------------------------------------------------------
Total from investment operations          0.004      0.010      0.032      0.053      0.010

LESS DISTRIBUTIONS
Dividends
  (from net investment income)           (0.004)    (0.010)    (0.032)    (0.053)    (0.010)
                                       --------------------------------------------------------
Total distributions                      (0.004)    (0.010)    (0.032)    (0.053)    (0.010)
                                       --------------------------------------------------------
Net asset value,
  end of period ($)                        1.00       1.00       1.00       1.00       1.00
                                       --------------------------------------------------------
Total return (%)**                         0.39       1.00       3.28       5.57       1.01

RATIO/SUPPLEMENTAL DATA
Net assets (in $000's),
end of period                           163,811    139,465    140,019    133,846     83,382
                                       --------------------------------------------------------
Ratio of total expenses after
reimbursement to average
net assets (%)                             0.80       0.90       0.87       0.86       0.75+
                                       --------------------------------------------------------
Ratio of total expenses before
reimbursement to average
net assets (%)                             0.79       0.89       0.83       0.88       0.86+
                                       --------------------------------------------------------
Ratio of net income to average
net assets (%)                             0.39       1.00       3.19       5.39       4.66+
                                       --------------------------------------------------------


1 Prior to February 16, 2004, the name of the fund was Burnham U.S. Treasury Money Market Fund.
* Burnham U.S. Government Money Market Fund commenced operations on October 13, 1999.
** Total return is not annualized for the period 10/13/99 - 12/31/99. Total return would have been lower in the absence of the expense cap.
+     Annualized

The following notice does not constitute part of and is not incorporated into the prospectus for the Company

                             BURNHAM INVESTORS TRUST
                                 PRIVACY POLICY

Burnham Investors Trust honors your relationship with us, and we respect the confidentiality and security of your private personal and financial information. Our Privacy Policy is in place to protect your information while serving your investment needs.

We ask for personal information about you when you open an account with our mutual funds. This information may include your name, address, social security number, account statements, and information from third parties such as other banks or brokerage firms. We use this information to evaluate and serve your financial needs, to fulfill your investment requests and complete your transactions.

Burnham Investors Trust along with its investment adviser, Burnham Asset Management Corp. and its principal distributor, Burnham Securities Inc., use affiliates in order to provide you with a full range of services, and we may share aspects of your personal information in the course of conducting your business. We will not sell, market or otherwise disclose any information about you or your account to any third party or individual.

In order to service your account, we may need to work with unaffiliated parties for services such as account maintenance or administration. We maintain strict guidelines reflecting their business standards and their privacy policies. We also restrict access to your nonpublic, personal information to those employees, agents and parties who need to know the information in order to process your transactions or supervise your account. If you ask us to provide information to one of your agents, for example your accountant or attorney, we will honor that request. Our industry is regulated, and at times we are obliged to disclose information during routine audits by U.S. government regulators or other official regulatory agencies. The purpose of these audits is to review our firms' compliance with the rules and regulations of our industry, to detect fraud or unauthorized transactions, or to comply with a court order.

We also maintain safeguards that comply with federal and technological standards to safeguard your data. We regularly evaluate and update our systems to ensure the highest levels of security.

If you have any questions, please do not hesitate to contact us at 1-800-462-2392.

For purposes of our Privacy Policy, we refer to our customers as "you" and to Burnham Investors Trust mutual funds, "we" or "us." Our Privacy Policy also applies to our former customers.

THE BURNHAM FAMILY OF FUNDS aims to give investors the tools to build prudent investment portfolios. The funds offer a variety of approaches to stock investing, as well as two money market funds.

                                                                    Burnham
Burnham U.S.      Burnham                          Burnham          Financial
Government Money  Money Market                     Financial        Industries
Money Market      Fund            Burnham Fund     Services Fund    Fund
--------------------------------------------------------------------------------
MORE                                                                       MORE
CONSERVATIVE                                                         AGGRESSIVE


WHERE TO GET MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS


These reports include commentary from the fund managers on the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year, detailed performance data, a complete inventory of the funds' securities, and a report from the funds' auditor.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus). Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

HOW TO CONTACT US

You can obtain these documents free of charge by contacting your dealer or:

DISTRIBUTOR:
Burnham Securities Inc.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

phone: 1-800-874-FUND (3863)
internet: www.burnhamfunds.com
email: contact@burnhamfunds.com

SEC file number: 811-994